SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2009

CCF HOLDING COMPANY

(Exact name of Registrant as Specified in Charter)

Georgia	000-25846	58-2173616
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 North Main Street, Jonesboro, Georgia 30236

(Address of Principal Executive Offices)

(770) 478-8881

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operation and Financial Condition

On February 20, 2009, CCF Holding Company (the “Company”), the parent company of Heritage Bank, Jonesboro, Georgia, issued a press release that included the Company’s results of operations and financial condition for the quarter and year ended December 31, 2008. A copy of the press release is furnished as Exhibit 99.1

Item 3.01	Notice of Delisting

On February 18, 2009, the Board of Directors of the Company authorized the executive officers of the Company to provide notice to Nasdaq, pursuant to Rule 12d2-2(c)(2)(ii), of its intent to file a Form 25 to initiate the voluntary delisting of the Company’s common stock from the Nasdaq Stock Market LLC. The Company anticipates that its common stock will be listed on the OTC Bulletin Board after it is delisted from the Nasdaq Stock Market LLC. On February 19, 2009, the Company issued a press release regarding its intent to withdraw its common stock from listing on the Nasdaq Stock Market LLC and to deregister its stock under sections 12(b), 12(g) and 15(d) of the Securities Exchange Act of 1934. The Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1 - Press release dated February 20, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CCF HOLDING COMPANY

DATE: February 23, 2009	By:	/s/ David B. Turner
David B. Turner
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number
99.1	Press release dated February 20, 2009.